THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             1300 S. Clinton Street
                              Fort Wayne, IN 46802


Direct Dial:  (219) 455-4750
Facsimile:    (219) 455-5135

September 26, 2001

VIA EDGAR
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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re: Lincoln Life & Annuity Variable Annuity Separate Account L File Nos. 811-07785; 333-10805

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Lincoln Life & Annuity Variable Annuity Separate Account L ("the Account"), a unit investment trust registered under the Act, mailed to its contract owners a report containing financial statements and other applicable information required by Rule 30d-1 under the Act ("Semi-Annual Report") for each of the management investment companies (the "Underlying Funds") issuing securities held by the Account. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their Semi-Annual Reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

Please do not hesitate to call me at the above-listed number with any questions.

Sincerely,

/s/ Janet L. Lindenberg

Janet L. Lindenberg
Senior Paralegal